UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2024

TREACE MEDICAL CONCEPTS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40355	47-1052611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Palmetto Park Place

Ponte Vedra, Florida 32081

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (904) 373-5940

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TMCI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 9, 2024, Treace Medical Concepts, Inc. (the “Company”) posted an investor presentation, which may be accessed through the Company's investor relations website. A copy of the presentation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Company intends to use this presentation in meetings with analysts, investors and others from time to time, including its presentation by management at the J.P. Morgan Healthcare Conference on Tuesday, January 9, 2024 at 3:45 pm Pacific Time / 6:45 pm Eastern Time. A live webcast of this event, as well as an archived recording and presentation, will be available in the Investors's section of the Company's website.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
99.1	Investor Presentation, dated January 9, 2024 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREACE MEDICAL CONCEPTS, INC.

Date: January 9, 2024	By:	/s/ Mark L. Hair
Mark L. Hair
Chief Financial Officer